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                                                                  EXHIBIT 10.28


                           WARRANT PURCHASE AGREEMENT

        This Warrant Purchase Agreement (this "Agreement") is made as of June 27, 1998, by and between At Home Corporation (the "Company") and Garden State Cablevision L.P. ("Purchaser").

        The parties hereby agree as follows:

        1. PURCHASE AND SALE OF WARRANT. Upon the execution of this Agreement, the Company will issue and sell to Purchaser and Purchaser will purchase, in exchange for aggregate consideration of $622.15, a warrant to purchase 592,528 shares of Series A Common Stock of the Company (the "Warrant Shares"), in the form attached hereto as Exhibit A (the "Warrant").

        2. CLOSING. The closing of the purchase and sale of the Warrant (the "Closing") shall be held on the date hereof or at such other time as the Company and Purchaser may mutually determine. At the Closing, Purchaser will deliver to the Company a check or wire transfer funds in the amount of the purchase price of the Warrant and the Company shall deliver the Warrant to Purchaser.

        3. REPRESENTATIONS AND WARRANTIES OF PURCHASER. The representations and warranties of Purchaser set forth in Section 8 of the Warrant are incorporated herein as if fully set forth herein. In addition, Purchaser represents and warrants to the Company that:

               (i) The total number of Living Units (as such term is defined in the Distribution Agreement) in the Service Area that were used for calculating the number of Warrant Shares is indicated in the column entitled "Planned Maximum Homes Passed" on the Master Roll-Out Plan attached to the @Home Network Distribution Agreement, dated as of June 27, 1998 (the "Distribution Agreement"), and such number is true and correct as of that date.

               (ii) None of the Living Units described in Section 3(i) above were transferred to Purchaser from any cable operator that previously has received equity securities from the Company (including warrants and other exercisable or convertible securities) for such Living Units.

        4. BINDING AGREEMENT; GOVERNING LAW. The terms and conditions of this Agreement shall inure to the benefit of and be binding upon the respective successors and assigns of the parties. This Agreement shall be governed by and construed under the laws of the State of California as applied to agreements among California residents, made and to be performed entirely within the State of California.

        5. MODIFICATION; WAIVER. No modification or waiver of any provision of this Agreement or consent to departure therefrom shall be effective unless in writing and approved by the Company and Purchaser.





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        6. COUNTERPARTS. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

        IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.


AT HOME CORPORATION:                        GARDEN STATE CABLEVISION L.P.


By: /s/ Kenneth A. Goldman                 By: /s/ Brian W. Earnshaw
   ------------------------------             ------------------------------

Name:                                       Name: Brian W. Earnshaw
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Title:                                      Title: Vice President - Finance
      ---------------------------                 --------------------------

                                                   and Administration
                                                  --------------------------

Date:                                       Date: October 8, 1998
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